UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 4, 2015

Capital Southwest Corporation
(Exact name of registrant as specified in its charter)

Texas	814-00061	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2015, Capital Southwest Corporation (the “Company”) issued a press release, a copy of which has been furnished as Exhibit 99.1 hereto.

The information furnished in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by reference in a future filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders (the “Annual Meeting”) was held on August 4, 2015.  All matters submitted for approval by the Company’s shareholders, as described in the Company’s proxy statement on Schedule 14A filed with the SEC on June 26, 2015 (the “Proxy Statement”), were approved.  As of June 12, 2015, the record date, 15,583,332 shares of common stock were entitled to vote, and 13,761,830 of those shares were voted in person or by proxy at the Annual Meeting.

The results of each matter voted on at the Annual Meeting were as follows:

(1)	Election of Directors. The following six (6) directors were elected to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph B. Armes	11,186,243	108,271	2,467,316
David R. Brooks	11,180,279	114,235	2,467,316
Jack D. Furst	11,180,279	114,235	2,467,316
T. Duane Morgan	9,481,982	1,812,532	2,467,316
William R. Thomas III	11,194,425	100,089	2,467,316
John H. Wilson	10,888,316	406,198	2,467,316

(2)	Approval of the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan. The amendment was approved.

Votes For	10,581,292
Votes Against	655,460
Abstentions	57,762
Broker Non-Votes	2,467,316

(3)	Approval of the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan. The amendment was approved.

Votes For	10,618,309
Votes Against	620,158
Abstentions	56,047
Broker Non-Votes	2,467,316

(4)	Advisory vote on executive compensation. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement was approved on an advisory basis.

Votes For	8,591,184
Votes Against	2,673,487
Abstentions	29,843
Broker Non-Votes	2,467,316

(5)	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016. The appointment was ratified.

Votes For	13,503,630
Votes Against	194,019
Abstentions	64,181
Broker Non-Votes	-

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Capital Southwest Corporation dated August 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015
By:	/s/ Joseph B. Armes
	Name:	Joseph B. Armes
	Title:	Chairman of the Board
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Capital Southwest Corporation dated August 6, 2015.